UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Grove Street, Suite 388

Braintree, MA 02184

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Microbot Medical Inc. (the “Company”) was held on November 2, 2023. At the Annual Meeting, the Company’s stockholders voted on the following five proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 19, 2023 (the “Proxy Statement”).

Proposal 1:	Election of the two nominees listed below to serve as Class II Directors on the Board of Directors of the Company until the 2026 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified:

Name	Number of Votes Cast in Favor	Number of Votes Withheld	Broker Non-Votes
Scott Burell	3,151,413	656,060	2,629,648
Aileen Stockburger	3,287,071	520,402	2,629,648

Proposal 2:	The approval of an amendment to the Company’s 2020 Omnibus Performance Award Plan, to increase the number of authorized shares of common stock reserved for issuance by 600,000, from 1,420,652 to 2,020,652:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
2,193,713	1,563,087	50,673	2,629,648

Proposal 3:	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
2,197,751	1,547,396	62,326	2,629,648

Proposal 4:	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to named executive officer compensation:

One Year	Two Years	Three Years	Number of Votes Abstained	Broker Non-Votes
2,201,561	86,486	1,383,749	135,677	2,629,648

Proposal 5:	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
6,100,498	74,658	261,965	0

At the Annual Meeting, the Company’s stockholders held an advisory vote to approve the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers (say-on-pay). As reported above, the stockholders representing a majority of the votes cast approved, on a non-binding, advisory basis, a one-year frequency for future say-on-pay advisory votes. Accordingly, the Company’s board of directors determined that the Company will hold a say-on-pay advisory vote every one year.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: November 6, 2023